UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2008

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2008, Newpark Resources, Inc. (the “Company”) issued a press release announcing financial information for the fourth quarter and year ended December 31, 2007. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and the information in the exhibit attached hereto announcing the Company’s earnings for the fourth quarter and fiscal year ended December 31, 2007 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

To help understand the Company’s past financial performance and future results, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles (“GAAP”) included in the press release with non-GAAP financial measures. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from the methods used by other companies. The Company’s reference to these non-GAAP financial measures should be considered in addition to results that are prepared under GAAP but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. The Company’s management uses the supplemental non-GAAP financial information to evaluate ongoing measures and for internal planning and forecasting purposes. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

In the press release, the Company also announced that the Company’s Board of Directors had approved a new stock repurchase program for up to $25 million of the Company’s common stock. Purchases under the new program will be funded with borrowings under the Company’s revolving credit facility. Share repurchases will be made periodically in open-market transactions or privately negotiated transactions and are subject to market conditions, legal requirements and other factors. The stock repurchase program does not require Newpark to purchase any specific number of shares and the timing, volume and nature of stock repurchases will be at the discretion of management. Additionally, the Company’s management has been authorized to establish trading plans under Rule 10b5-1 of the Securities Exchange Act of 1934 as part of the repurchase program. The information concerning the stock repurchase program contained in the press release attached to this Current Report on Form 8-K as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Newpark Resources, Inc. on February 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: February 22, 2008

By: /s/ James E. Braun
       James E. Braun, Vice President and
       Chief Financial Officer
        (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Newpark Resources, Inc. on February 22, 2008.